Exhibit 10.8

EXECUTION

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), is made this 30th day of December (the “Effective Date”), 2012 by and among Kellwood Company (“Company”) and Jill Granoff (the “Executive”).

WHEREAS, the Executive and the Company are a party to that certain Employment Agreement, dated as of May 4, 2012 (the “Employment Agreement”);

WHEREAS, the Company and Executive desire to amend the Employment Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties enter into this Amendment to the Employment Agreement (this “Amendment”).

1. This Amendment is effective as of February 1, 2013.

2. Section 3 of the Employment Agreement is hereby amended to replace the phrase “The Company agrees to pay the Executive a base salary at an annual rate of $900,000” with the phrase “The Company agrees to pay the Executive a base salary at an annual rate of $1,000,000”

3. Section 4(a) of the Employment Agreement is hereby amended by replacing the phrase “75% of the Executive’s Base Salary (the “Target Bonus”), with a maximum bonus opportunity of 150% of the Executive’s Base Salary,” with the phrase “100% of the Executive’s Base Salary (the “Target Bonus”), with a maximum bonus opportunity of 200% of the Executive’s Target Bonus,”

4. This Amendment represents the complete and total understanding of the parties with respect to the content thereof, and cannot be modified or altered except if done so in writing, executed by all parties.

5. This Amendment shall in no way modify, alter, change or otherwise delete any provision of the Employment Agreement, unless specifically done so by the terms of this Amendment, and all the remaining provisions of the Employment Agreement shall remain in full force and effect. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date written below and upon full execution by all parties, this Amendment shall be effective as set forth in Section 1 above.

EXECUTIVE

/s/ Jill Granoff

Date: 12/30/12

COMPANY

By:	/s/ Keith Grypp
Keith Grypp
Its: Senior Vice President
Date: 12/30/12

Signature Page to Amendment to Employment Agreement